SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 28, 1995



                             UNION CAMP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      VIRGINIA                   1-4001                13-5652423
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   (State or Other           (File Number)          (I.R.S. Employer
   Jurisdiction of                                Identification No.)
   incorporation)


1600 VALLEY ROAD, WAYNE, NEW JERSEY                 07470
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(Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code (201) 628-2000


   N/A
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  (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On December 1, 1995 Union Camp Corporation issued a press release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

Exhibit 99      Press Release, dated December 1, 1995 of Union Camp Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              UNION CAMP CORPORATION




                                              By: /s/ Dirk R. Soutendijk
                                                  ------------------------------
Date: December 7, 1995                        Name:      Dirk R. Soutendijk
                                              Title:     Vice President, General
                                                         Counsel and Secretary







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                               INDEX TO EXHIBITS


                                                                    Sequentially
Exhibit                                                               Numbered
Number                                                                  Page
------                                                                  ----
Exhibit 99              Press Release, dated December 1, 1995             4
                        of Union Camp Corporation











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